UBS M2 FUND, L.L.C.
SUPPLEMENT DATED OCTOBER 2003 TO
PROSPECTUS
Dated December 19, 2002

The information set forth below supplements, and supersedes any contrary information contained in, the Prospectus dated December 19, 2002 of UBS M2 Fund, L.L.C. (the "Fund"). Prospective investors are urged to read the Fund's Prospectus and Limited Liability Company Agreement carefully, which is provided together with (or has preceded) this Supplement. (Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Prospectus.)

Prospectus--Investment Management Fee and Administrator Fee. The Adviser may rebate, out of its own resources, a portion of the Fund Asset-Based Fees for purchasers of Interests in conjunction with certain fixed or "wrap" fee programs. Any such rebate may be discontinued if the purchaser no longer holds such Interests in connection with the relevant fixed or "wrap" fee program. The receipt of a rebate would be taxable to the Investor.